LONG-TERM NOTES AND LOANS PAYABLE, NET	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
LONG-TERM NOTES AND LOANS PAYABLE, NET

NOTE 11. LONG-TERM NOTES AND LOANS PAYABLE, NET
The following table represents the Company’s Long-term notes and loans payable, net balances as of December 31, 2025 and December 31, 2024:

($ in thousands)	December 31, 2025	December 31, 2024
Senior Secured Term Loan	$325,000	$—
Senior Loan	—	360,000
Mortgage Loans	20,161	19,787
Short-term borrowings and interest payable, net	7,484	9,325
Financing liability	91,009	93,689
Unsecured Promissory Note	1,250	—
Total borrowings and interest payable	$444,904	$482,801
Less: Unamortized discount and debt issuance costs	(17,025)	(10,117)
Less: Short-term borrowings and interest payable, net	(7,484)	(9,325)
Less: Current portion of financing liability	(3,300)	(2,609)
Total Long-term notes and loans payable, net	$417,095	$460,750

(a)Senior Secured Term Loan

On August 13, 2025, the Company closed on an agreement for a Senior Secured Term Loan with an undiscounted principal balance of $325.0 million and an original issue discount of $13.0 million. Proceeds from the Senior Secured Term Loan, along with cash on hand, was used to retire the then existing Senior Loan, reducing total debt. As a result, the Company recognized a $16.4 million loss on debt extinguishment recorded in Other expense, net on the Consolidated Statements of Operations for the three months ended December 31, 2025.
The Senior Secured Term Loan accrues interest as a rate of 12.5% per annum, payable in cash quarterly and has a stated maturity date of August 13, 2030. The Company’s effective interest rate for the Senior Secured Term Loan is 13.8%. Upon inception of the Senior Secured Term Loan, the Company capitalized $15.8 million of deferred financing fees.
The Senior Secured Term Loan is secured by a guarantee from substantially all material subsidiaries of the Company, as well as by a security interest in certain assets of the Company and such material subsidiaries. The Senior Secured Term Loan contains negative covenants which restrict the actions of the Company and its subsidiaries during the term of the loan, including restrictions on paying dividends, making investments and incurring additional indebtedness. The Company is also subject to compliance with affirmative covenants, some of which may require management to exercise judgment. In addition, the Company is required to maintain a minimum cash balance of $30.0 million. As of December 31, 2025, the Company was in compliance with all covenants.
The Company may prepay in whole, or in part, the Senior Secured Term Loan at any time prior to the stated maturity date, subject to certain conditions. Any prepayment of the outstanding principal amount must also include all accrued and unpaid interest and fees. Interest expense is discussed in Note 19 “Interest Expense, Net”.
(b)Senior Loan

On August 13, 2025, the Company retired the Senior Loan, effective August 12, 2021, and amended on September 22, 2023 and August 29, 2024, using proceeds from the Senior Secured Term loan and cash on hand. At the time of retirement, the Senior Loan had a $360.0 million undiscounted principal balance and unamortized discount and debt issuance costs of $5.3 million.
(c)Mortgage Loans
On September 26, 2023, JDRC Ellenville, LLC (“Ellenville”), an indirect subsidiary of the Company, entered into loan agreements to borrow an undiscounted principal amount of $25.3 million (the “Mortgage Loans”). Borrowings under the terms of the Mortgage Loans bear an initial interest rate of 8.4% per annum, which is equal to the Federal Home Loan Bank Five Year Classic Regular Advance Rate, plus a 375-basis point spread. The Mortgage Loans have an effective interest rate of 10.2%. The Mortgage Loans are secured by real estate in Ellenville, New York and improvements thereto, and converts to a permanent term loan on the conversion date of November 1, 2028. The Mortgage Loans contains certain affirmative and negative covenants which restrict the actions of Ellenville during the term of the loan.
On October 3, 2025, the Company amended the Mortgage Loans, extending the interest-only payment period through October 1, 2026. All other terms of the Mortgage Loans remain the same.
As of December 31, 2025 and December 31, 2024, the full commitment amount was not fully drawn, as $5.1 million of the principal balance will be advanced to Ellenville as it completes the buildout of the Ellenville cultivation center. Upon inception of the Mortgage Loans, the Company incurred $2.0 million, in deferred financing fees reflected within Long-term notes and loans payable on the Consolidated Balance Sheets. These deferred financing fees are amortized and expensed in accordance with ASC 835 Interest. See Note 19 “Interest Expense, Net”.
(d)    Financing Liabilities
The Company has additional financing liabilities for which the incremental borrowing rates range from 11.3% to 17.5% with remaining terms between 4.1 and 14.5 years, consistent with the underlying lease liabilities. The interest expense associated with financing liabilities is discussed in Note 19 “Interest Expense, Net”.
(e)    Unsecured Promissory Note
On December 8, 2025, the Company issued a $1.3 million unsecured promissory note. The note bears interest at 8% per annum, payable quarterly, with principal and accrued interest due 18 months post-closing. Prepayment is permitted without penalty. The note has an effective interest rate of 13.2%.